                                             Exhibit 99.1

                                             For Information
                                             Mark A. Hellerstein
                                             Robert T. Hanley

           ST. MARY REPORTS EARNINGS FOR FIRST QUARTER 2002
           -------------------------------------------------

DENVER, May 8, 2002- St. Mary Land & Exploration Company (Nasdaq: MARY)
today announced its earnings for first quarter 2002 of $2.3 million or 8 cents per basic share, which reflects lower oil and gas prices as compared to the first quarter 2001. First quarter 2001 earnings were $20.4 million or 72 cents per basic share. Revenues for the first quarter of 2002 were $42.8 million compared to $68.3 million for the first quarter of 2001. First quarter
Discretionary Cash Flow, which is net income plus depreciation, depletion, amortization, impairments, deferred taxes, exploration expense and unrealized derivative loss, decreased from $47.3 million in the first quarter of 2001 to
$24.3 million in the first quarter of 2002.

Daily oil and gas production during the first quarter 2002 averaged 153.2 million cubic feet of gas equivalent (MMCFE), up from 147.3 MMCFE in the comparable 2001 period. Average prices realized during the quarter were $2.58 per MCF and $23.37 per barrel, 53% and 8% lower, respectively, than the realized prices in the first quarter of 2001.

The Company's forecasts for the second quarter and the full year 2002 are as follows:

                                              2nd Quarter        Year
   Oil and Gas Production                    13.5-14.5 BCFE    57 - 59 BCFE
   Lease operating expenses,
      including production taxes and
      transportation                         $.95-$1.05/MCFE   $.95-$1.05/MCFE
   General & administrative expense      $.20-$.24/MCFE    $.20-$.24/MCFE
   Depreciation, depletion & amort.      $.95-$1.05/MCFE   $.95-$1.05/MCFE
                 Current taxes payable is expected to be 5%-10% of total taxes.

An operational update for the first quarter 2002 was provided in the Company's
April 19, 2002 press release.

As previously announced, the St. Mary first quarter earnings teleconference call is scheduled for May 9 at 8:00 am (MDT). The call participation number is
888-424-5231. A digital recording of the conference call will be available two hours after the completion of the call, 24 hours per day until May 19 at
800-642-1687, conference number 4001670. International participants can dial
706-634-6088 to take part in the conference call, and can access a replay of the call at 706-645-9291, conference number 4001670. In addition the call will be broadcast live online at www.stmaryland.com. An audio recording of the conference call will be available at that site through May 19.

This release contains forward looking statements within the meaning of securities laws, including forecasts and projections for future periods. The words "will," "believe," "anticipate," "intend," "estimate," and "expect" and similar expressions are intended to identify forward looking statements. These statements involve known and unknown risks, which may cause St. Mary's actual results to differ materially from results expressed or implied by the forward looking statements. These risks include such factors as the volatility and level of oil and natural gas prices, production rates and reserve replacement, reserve estimates, drilling and operating service availability and uncertainties in cash flow, the financial strength of hedge contract counterparties, the availability of attractive exploration and development and property acquisition opportunities and any necessary financing, expected acquisition benefits, competition, litigation, environmental matters, the potential impact of government regulations, and other such matters discussed in the "Risk Factors" section of
St. Mary's 2001 Annual Report on Form 10-K filed with the SEC. Although St. Mary may from time to time voluntarily update its prior forward looking statements, it disclaims any commitment to do so except as required by securities laws.
                                                                                                                                      PR-02-09
                                ###
                    Financial Highlights Follow

                     ST. MARY LAND & EXPLORATION COMPANY
                              FINANCIAL HIGHLIGHTS

                                                    Three Months Ended
                                                        March 31,
                                                 -----------------------     %
                                                    2002           2001   Change
                                                 -----------------------
                                      (Unaudited in thousands, except per share)
Revenues:
     Oil and gas production                       $41,093        $67,915
     Other                                          1,680            432
                                                  ----------------------
                                                   42,773         68,347
                                                  ----------------------
Operating Expenses:
     Oil and gas production costs                  14,030         12,057
     Depletion, depreciation & amortization    13,054         11,288
     Exploration                                    6,916          8,362
     Impairment and abandonment                       697            637
     General and administrative                     3,141          4,021
     Unrealized derivative loss                       352              -
     Minority interest and other                      801            261
                                                   ---------------------
                                                   38,991         36,626
                                                   ---------------------

Income from operations                              3,782         31,721
     Interest income                                  110            188
     Interest expense                                (452)           (35
                                                   ---------------------
Income before income tax expense                    3,440         31,874
     Income tax expense - current                     197          4,814
     Income tax expense - deferred                    925          6,667

                                                   ---------------------
Net income                                         $2,318        $20,393
                                                   =====================

Basic weighted average
        shares outstanding                         27,786         28,236
                                                   =====================

Basic earnings per common share:                    $0.08          $0.72
                                                   =====================

Diluted weighted average
        shares outstanding                         28,294         28,932
                                                   =====================

Diluted earnings per common share:                  $0.08          $0.71
                                                   =====================

Average price:
     Oil                                           $23.37         $25.54     -8%
     Gas                                            $2.58          $5.45    -53%

Margin analysis per MCFE:
     Net realized price                             $2.98          $5.12    -42%
     Oil and gas production costs                   $1.02          $0.91     12%
     General and administrative costs               $0.23          $0.30    -25%
                                                   ---------------------
        Operating margin                            $1.74          $3.91    -56%
                                                   ---------------------
     Depletion, depreciation & amortization     $0.95          $0.85     11%

Production (in thousands):
     Oil (Bbls)                                       705            608     16%
     Gas (MCF)                                      9,555          9,609     -1%
     MCFE (6:1)                                    13,785         13,257      4%

                                                  Mar 31,        Dec 31,
BALANCE SHEET                                      2002           2001
                                                  ----------------------
     Working Capital                              $76,600        $34,000
     Long-term debt                               119,530         64,000
     Stockholders' equity                         289,006        286,117

Shares outstanding                                 27,808         27,770

                                                                Dec 31,
PROVEN RESERVES (in thousands):                                  2001
                                                             -----------
     Domestic:
        Oil (Bbls)                                                23,669
        Gas (MCF)                                                241,231
                                                             -----------
                                                             -----------
        MCFE (6:1)                                               383,247
                                                             ===========